Exhibit C

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Dennis H. Javer the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

By:	/s/ Patrick F. Dolan
Patrick F. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Jamaal Lesane, Mark C. Cresitello, Julia E. Murray, Richard Baccari and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of September, 2026.

By:	/s/ Marianne Dolan Weber
Marianne Dolan Weber

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian G. Sweeney the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

By:	/s/ Deborah A. Dolan-Sweeney
Deborah A. Dolan-Sweeney

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

By:	/s/ Corby Dolan Leinauer
Corby Dolan Leinauer

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

By:	/s/ Mary S. Dolan
Mary S. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

By:	/s/ Paul J. Dolan
Paul J. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of October, 2026.

By:	/s/ Matthew J. Dolan
Matthew J. Dolan

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

CHARLES F. DOLAN CHILDREN TRUST FBO KATHLEEN M. DOLAN

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

By:	/s/ Paul J. Dolan
Paul J. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

CHARLES F. DOLAN CHILDREN TRUST FBO DEBORAH DOLAN-SWEENEY

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of October, 2026.

CHARLES F. DOLAN CHILDREN TRUST FBO MARIANNE DOLAN WEBER

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

By:	/s/ Matthew J. Dolan
Matthew J. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

CHARLES F. DOLAN CHILDREN TRUST FBO JAMES L. DOLAN

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

By:	/s/ Paul J. Dolan
Paul J. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian G. Sweeney the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO JAMES L. DOLAN

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ Corby Dolan Leinauer
Corby Dolan Leinauer, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO KATHLEEN M. DOLAN

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ Corby Dolan Leinauer
Corby Dolan Leinauer, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO MARIANNE E. DOLAN WEBER

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ Corby Dolan Leinauer
Corby Dolan Leinauer, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO DEBORAH A. DOLAN-SWEENEY

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ Corby Dolan Leinauer
Corby Dolan Leinauer, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

CHARLES F. DOLAN 2009 FAMILY TRUST FBO PATRICK F. DOLAN

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ Corby Dolan Leinauer
Corby Dolan Leinauer, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

RYAN DOLAN 1989 TRUST

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

TARA DOLAN 1989 TRUST

By:	/s/ Kathleen M. Dolan
Kathleen M. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

CFD 2010 GRANDCHILDREN TRUST FBO DESCENDANTS OF KATHLEEN M. DOLAN

By:	/s/Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/Corby Dolan Leinauer
Corby Dolan Leinauer, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

CFD 2010 GRANDCHILDREN TRUST FBO DESCENDANTS OF MARIANNE E. DOLAN WEBER

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ Corby Dolan Leinauer
Corby Dolan Leinauer, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Richard Baccari, Marianne E. Dolan Weber and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

KATHLEEN M. DOLAN 2012 DESCENDANTS TRUST

By:	/s/ Paul J. Dolan
Paul J. Dolan, Trustee

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Brian G. Sweeney the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 6th day of October, 2026.

MARIANNE E. DOLAN WEBER 2012 DESCENDANTS TRUST

By:	/s/ Richard Baccari
Richard Baccari, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

CFD 2021 GC TRUST FBO KEVYN A. DOLAN

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ Corby Dolan Leinauer
Corby Dolan Leinauer, Trustee

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Dennis H. Javer and Brian G. Sweeney, and each of them individually, the undersigned’s true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the undersigned, in the undersigned’s capacity as an Officer and/or Director of, beneficial owner of and/or trustee of a trust which beneficially owns stock of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp., the “Company”), (i) all reports on Forms 3, 4 and 5 and any other forms required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules promulgated thereunder (a “Section 16 Form”), and (ii) all forms and schedules in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder, including all amendments thereto (a “Section 13 Schedule”, and, together with Section 16 Forms, the “Forms and Schedules”);

(2)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms and Schedules, complete and execute any amendment or amendments thereto, and timely file such Forms and Schedules with the United States Securities and Exchange Commission and any stock exchange or similar authority;

(3)	obtain and update EDGAR Next filing codes issued by the Securities and Exchange Commission as necessary, and applicable filing delegations, for the purposes of preserving current and correct account details and filing authorities of the undersigned; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by each such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as he or she may approve in his or her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each such attorney-in-fact is serving in such capacity at the request of the undersigned, and is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

The Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Forms and Schedules with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

This Power of Attorney is not intended to, and does not, revoke or in any way affect, any prior power of attorney that the undersigned has executed.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of October, 2026.

CFD 2021 GC TRUST FBO TARA E. DOLAN

By:	/s/ Mary S. Dolan
Mary S. Dolan, Trustee

By:	/s/ Corby Dolan Leinauer
Corby Dolan Leinauer, Trustee